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                                                                    EXHIBIT 99.3

                       NOTICE OF GUARANTEED DELIVERY FOR

                                  VIATEL, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offers of Viatel, Inc., a Delaware corporation ("Viatel") made pursuant to the Prospectus, dated August 11, 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for the non-DBC Notes are not immediately available or if the procedure for the book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as the U.S. Exchange Agent (the "U.S. Exchange Agent"), prior to 5:00 p.m., New York City time, on the Expiration Date. Such form may be delivered or transmitted by facsimile transmission, by registered or certified mail, by overnight courier or by hand delivery to the U.S. Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender non-DBC Notes pursuant to the Exchange Offers, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the U.S. Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein and not otherwise defined shall have the meaning given such terms in the Prospectus.

   DELIVERY TO THE BANK OF NEW YORK BY FACSIMILE TRANSMISSION, BY REGISTERED
              OR CERTIFIED MAIL, BY OVERNIGHT COURIER OR BY HAND:

                              THE BANK OF NEW YORK
                             Reorganization Section
                        101 Barclay Street, Floor 7 East
                            New York, New York 10286
                            Attention: Theresa Gass

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 815-6339

                             CONFIRM BY TELEPHONE:
                                 (212) 815-5942

           For information with respect to the Exchange Offers, call:
                                 (212) 815-5942

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Viatel the principal amount of non-DBC Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offers -- Terms of the Exchange Offers -- Guaranteed Delivery Procedures" section of the Prospectus.

-------------------------------------------

 Principal Amount of non-DBC Notes
 Tendered:

 $ ____________________________________________________________________________

 ______________________________________________________________________________
 Certificate Nos. (if available):
 ______________________________________________________________________________
 ______________________________________________________________________________

 ______________________________________________________________________________
 If non-DBC Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.
 Account Number _______________________________________________________________

-------------------------------------------      ------------------------------
 ---------------------------------------------

 Name(s) of Record Holder(s):

 ______________________________________________________________________________

 Address(es):

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 Area Code and Telephone Number(s):

 ______________________________________________________________________________

 Signature(s):

 ______________________________________________________________________________

 ______________________________________________________________________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED.

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                                       GUARANTEE
                        (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a
commercial bank or trust company having a member or an office or correspondent in the
United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the U.S. Exchange Agent, at its address set forth above, the certificate(s) representing all tendered non-DBC Notes, in proper form for transfer, or a book-entry confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the date of execution of this
Notice of Guaranteed Delivery.

Name of Firm:
                                                       (AUTHORIZED SIGNATURE)

Address:                                     Title:

                                             Name:

Area Code and Tel. No.:                      Date:
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